WESTCORE TRUST
Westcore MIDCO Growth Fund
Westcore Blue Chip Fund
Westcore Growth Fund
Westcore Small-Cap Opportunity Fund
Westcore Mid-Cap Value Fund
Westcore Select Fund
Westcore International Frontier Fund
Westcore Small-Cap Value Fund
Westcore Flexible Income Fund
Westcore Plus Bond Fund
Westcore Colorado Tax-Exempt Fund

SUPPLEMENT DATED APRIL 18, 2007
TO THE STATEMENT OF ADDITIONAL INFORMATION
DATED SEPTEMBER 28, 2006

The following information supplements and should be read in conjunction with the information provided in the Funds' Statement of Additional Information dated September 28, 2006.

On April 17, 2007, shareholders of Westcore MIDCO Growth Fund, Westcore Blue Chip Fund, Westcore Small-Cap Opportunity Fund, Westcore Mid-Cap Value Fund, Westcore Select Fund, Westcore International Frontier Fund, Westcore Small-Cap Value Fund, Westcore Flexible Income Fund, and Westcore Colorado Tax-Exempt Fund (each, a "Fund") each approved revisions to the Funds' fundamental investment limitations.

With respect to each Fund listed above, the section entitled "Investment Limitations" on pages 32-35 of the Statement of Additional Information is deleted in its entirety and replaced by the following:

Investment Limitations
The following investment limitations are "fundamental" limitations, which means a Fund may not change any of them without the approval of a majority of the holders of the Fund's outstanding shares (as defined under "Miscellaneous" below). Unless expressly stated in the prospectus or the SAI, the other investment restrictions contained in the Prospectus or SAI are not fundamental limitations.

The fundamental investment limitations for each Fund are listed below.

  (All Funds) The Fund may not purchase or sell real estate, except to the fullest extent permitted by the 1940 Act, the rules and regulations thereunder or applicable orders of the SEC, and any applicable exemptive relief, as such statute, rules, regulations, or orders may be amended from time to time.  The Fund may also purchase and sell securities of issuers that deal in real estate and may purchase and sell securities that are secured by interests in real estate.

  (All Funds) The Fund may not act as an underwriter of another company's securities, except to the extent that the Fund may be deemed an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of securities owned by the Fund.

  (All Funds) The Fund may not borrow money or issue senior securities, except to the fullest extent permitted by the 1940 Act, the rules and regulations thereunder or applicable orders of the SEC, and any applicable exemptive relief, as such statute, rules, regulations, or orders may be amended from time to time.

  (All Funds) The Fund may not make loans, except to the fullest extent permitted by the 1940 Act, the rules and regulations thereunder or applicable orders of the SEC, and any applicable exemptive relief, as such statute, rules, regulations, and orders may be amended from time to time.

  (All Funds) The Fund may not purchase or sell commodities, commodities contracts, futures contracts, options or forward contracts, except to the fullest extent permitted by the 1940 Act, the rules or regulations thereunder or applicable orders of the SEC, and any applicable exemptive relief, as such statute, rules, regulations, or orders may be amended from time to time.

  (All Funds) The Fund may not concentrate investments in a particular industry or group of industries as concentration is defined under the 1940 Act, except the Fund may (a) concentrate in accordance with the 1940 Act, the rules or regulations thereunder or applicable orders of the SEC, and any applicable exemptive relief, as such statute, rules, regulations, or orders may be amended from time to time, and (b) concentrate in obligations issued or guaranteed by the United States government, its agencies, or instrumentalities.

  (All Funds except Colorado Tax-Exempt Fund and Select Fund.) Except to the extent permitted by the 1940 Act, the rules and regulations thereunder or applicable orders of the SEC, and any applicable exemptive relief, and as such statute, rules, regulations or orders may be amended from time to time, no Fund may purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be owned by the Fund or the Trust, except that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations.

  (Westcore Colorado Tax-Exempt Fund only) The Westcore Colorado Tax-Exempt Fund may not, under normal circumstances, invest less than 80% of the value of its net assets, including the amount of any borrowings for investment purposes, in investments the income on which is exempt from federal income tax. For purposes of this investment limitation, investments the interest on which is treated as a specific tax preference item under the federal alternative minimum tax are considered taxable.

  (Westcore Colorado Tax-Exempt Fund only) The Westcore Colorado Tax-Exempt Fund may not, under normal circumstances, invest less than 80% of the value of its net assets, including the amount of any borrowings for investment purposes, in investments the income on which is exempt from Colorado state income tax.

For the purposes of limitation No. 6, the Trust currently intends to use the Bloomberg Industry Subgroups classification titles.  The Trust may use other classification titles, standards and systems from time to time, as it determines to be in the interests of Shareholders.

If a percentage limitation or other statistical requirement is met at the time a Fund makes an investment, a later change in the percentage because of a change in the value of the Fund's portfolio securities generally will not constitute a violation, except for the limits on borrowing.

The fundamental investment limitations of the Westcore Growth Fund and Westcore Plus Bond Fund are unchanged.